Exhibit 99.1

 Investor OverviewPaper and Packaging Solutions  March 2020

 Forward-Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “A Proven Model That Creates Value”, “We Operate in Growing Markets with Significant Opportunities for Expansion”, “Strong Cash Flow with High-Value Options to Deploy Capital”, “Sustainable Packaging Solutions: Pak On Demand™ Pouch System”, “Sustainable Packaging Solutions: Santa Monica Seafood Company”, “Corrugated Packaging Serves Diverse End-Markets”, “Consumer Packaging Serves Diverse End-Markets”, “WestRock’s Fiber-Based Packaging Replacing Plastic”, “Multiple Sources of Value Creation”, “Track Record of Effective Capital Deployment”, “Strategic Capital Projects Driving Earnings Improvement”, “Successfully Integrating KapStone”, “The Case for WestRock” and “Key Commodity Annual Consumption Volumes” that give guidance or estimates for future periods as well as statements regarding, among other things, that (1) margin expansion and deployment of capital provide the opportunity to grow earnings and operating cash flow; (2) future global production of paperboard and containerboard will be as presented on slide 7; (3) we are committed to returning to our long-term leverage ratio of 2.25x to 2.50x; (4) we will generate more than $5.7 billion of Adjusted Free Cash Flow from fiscal 2016 to fiscal 2020; (5) our acquisition of KapStone is expected to provide more than $200 million of synergy and performance improvement opportunities; (6) statements we make with respect to the potential benefits of the Pak On Demand™ pouch system on slide 14 and the Santa Monica Seafood Company solution on slide 15; (7) diverse end-markets are driving sustainable growth throughout the economic cycle as stated on slides 18 and 24; (8) the current addressable market for plastic replacement is estimated to exceed $5 billion and is expanding across multiple end markets as consumers demand more sustainable packaging; (9) our strategic capital project investments are expected to generate $240 million in incremental EBITDA; (10) we will pay an annualized dividend in fiscal 2020 of $1.86 per share; (11) we expect to invest approximately $1.1 billion in capital investments in fiscal 2020 in the allocations presented on slide 30; (12) our strategic capital spending for FY20 and FY21 will be as presented on slide 31; (13) our run-rate synergy progression related to the KapStone acquisition will be as presented on slide 32; (14) in connection with the reconfiguration of the Charleston, SC mill, we reduced annual linerboard capacity at the mill by 288,000 tons and expect to reduce annual costs by approximately $40 million by the end of calendar year 2020; (15) we estimate ongoing maintenance and return generating capital investments at the acquired KapStone operations of approximately $100 million per year; and (16) the key commodity annual consumption volumes presented on slide 37.Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of general risks that would affect any such forward-looking statements, including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair; our desire or ability to continue to repurchase our stock; risks associated with integrating KapStone’s operations into our operations and our ability to realize anticipated synergies and productivity improvements; risks associated with completing our strategic capital projects on the anticipated timelines and realizing our anticipated EBITDA improvements; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2019. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures:We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.We report our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.   Forward-Looking Statements; Non-GAAP Financial Measures  2

 WestRock Overview  3

 Our visionWhere we are going  Our vision is to be the premier partner and unrivaled provider of winning, Sustainable solutions to our customers.  4

 A Proven Model that Creates Value  Paper and packaging are attractive businesses where scale, differentiation and sustainability matter.  Proven business model with track record of success and value creation  Margin expansion and deployment of capital provide the opportunity to grow earnings and operating cash flow.   WestRock is building a paper and packaging leader with a differentiated strategy and capabilities to generate attractive returns over the long term.                Our Comprehensive Paper and Packaging Portfolio  Disciplined Capital Allocation  A Solid Track Record of Execution      5

LEVERAGING OUR CAPABILITIES ACROSS THE ORGANIZATION


CORRUGATED PACKAGING (65%)
CONSUMER PACKAGING (35%)
FOOD & BEVERAGE
CONSUMER MILLS
MULTI PACKAGING SOLUTIONS
RTS
VICTORY PACKAGING
DISPLAYS
CONTAINERBOARD MILLS(1)
CORRUGATED CONTAINER(1)
WestRock

Industry-leading insights, design and package innovation

Full range of innovative, sustainable fiber-based substrates

Comprehensive printing and converting capabilities

State-of-the-art packaging systems

Manufacturing and supply chain consulting and optimization

1) Includes North America, Brazil and India.
Note: Pie pieces not to scale; percentages represent trailing twelve months Q1 FY20 net sales; RTS is a joint venture.

6

WE OPERATE IN GROWING MARKETS WITH SIGNIFICANT OPPORTUNITIES FOR EXPANSION

GLOBAL TONS PRODUCED[(1)]



MILLIONS OF TONS
300
250
200
150
100
50
-
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020E
2022E
2024E
PAPERBOARD
CONTAINERBOARD

2000 – 2019 CAGR	2019 – 2024E CAGR
2.2%	2.5%
3.1%	2.6%

GLOBAL PACKAGING CONSUMPTION[(2)]



METAL
12%
GLASS
6%
OTHER
5%
RIGID PLASTIC
19%
$917
billion
FLEXIBLE PACKAGING
25%
CONTAINERBOARD & PAPERBOARD
33%

GLOBAL CONTAINERBOARD & PAPERBOARD MARKET SHARE[(1)]



WESTROCK
6%
260
million tons
OTHER
94%

81% agree[(3)] › "Rely on corrugated cardboard boxes to get merchandise shipped/delivered safely."

64% agree[(3)] › "Products that come in paper-based product packaging feel more premium."

64% agree[(3)] › "Consumers think more highly of companies that package their products in paper-based packaging."

1) RISI and WestRock estimates based on tons produced.
2) Based on Smithers Pira calendar 2019 projections.
3) Paper & Packaging Board 2019 Campaign Impact Report; percentages reflect 4-year average of scores.

7

WestRock

STRONG CASH FLOW WITH HIGH-VALUE OPTIONS TO DEPLOY CAPITAL

ADJUSTED FREE CASH FLOW EXCEEDED $1 BILLION EACH YEAR SINCE FY16[1]

MORE THAN

$5.7 BILLION

OF ESTIMATED ADJUSTED FREE CASH FLOW[1] FROM FY16 THROUGH FY20

FOCUS ON REDUCING LEVERAGE RATIO

Committed to returning to long-term leverage ratio of 2.25x – 2.50x

REINVEST INTO BUSINESS VIA STRATEGIC M&A

KapStone expected to provide more than $200 million of synergy and performance improvement opportunities[2]

REINVEST INTO BUSINESS VIA HIGH-RETURN CAPITAL PROJECTS

Strategic projects include Florence, Tres Barras, Porto Feliz, Covington and Mahrt

RETURN CAPITAL TO STOCKHOLDERS VIA DIVIDENDS AND SHARE REPURCHASES

$$$

Annual dividend of $1.86 per share representing an increase of 2.2% from the FY19 level

1) See Non-GAAP Financial Measures and Reconciliations in the Appendix.
2) By the end of fiscal year 2021.

8

WestRock

 We’ve been building a fiber-based paper and packaging leader        JULY2015      Spinoff specialty chemical    Sold plastics    2015    acquired  2018        acquired  2017            acquired  2016      Packaging  acquired  Joint venture  2019      acquired  Future growth      M&A Execution has Enabled us to Become a Leading Paper-Based Packaging Provider  9  Note: Periods above are calendar years.

WESTROCK: THE CIRCULAR ECONOMY IN ACTION, WITH A STRATEGIC MULTINATIONAL FOOTPRINT

65% | 35%
VIRGIN / RECYCLED FIBER MIX

Virgin / recycled mix provides balance and flexibility

A leading U.S. recycler with stable source of high-quality recycled fiber

Leading in sustainable forestry practices

Responsible reuse of recycled materials

31
CONTAINERBOARD AND PAPERBOARD MILLS

Approximately 16 million tons of containerboard and paperboard capacity

Broadest substrate offering

Developing the most effective and sustainable fiber-based packaging through materials science, engineering and structural design

>300
OPERATING AND BUSINESS LOCATIONS

Box, carton, label, insert, display and machinery locations across our multinational footprint

Well positioned across North America, Brazil, Europe and Asia

DIFFERENTIATED PAPER AND PACKAGING SOLUTIONS

Insights and design capabilities to develop value-added paper and packaging solutions

Paper and packaging solutions that help our customers reduce their total costs, grow their sales, minimize their risk and help achieve their sustainability goals

Provide recyclable and recycled paper-based packaging solutions

10

WestRock

VALUE DELIVERY MODEL

OUR APPROACH TO DELIVERING VALUE TO OUR CUSTOMERS

LOWER TOTAL COST

- Packaging line improvements / automation
- Supply chain optimization
- Raw material, structure and SKU optimization

GROW SALES

- Innovative package design and structure
- Improved shelf appeal and in-store marketing solutions
- Increased factory throughput and production



LOWER YOUR TOTAL COST
GROW YOUR SALES
DELIVERING VALUE TO OUR CUSTOMERS
IMPROVE YOUR SUSTAINABILITY
MINIMIZE YOUR RISK

IMPROVE SUSTAINABILITY

- Supply chain reductions
- Designs that improve performance with less fiber
- Increased use of renewable and recycled resources

MINIMIZE RISK

- Proven designs already in the marketplace
- Comprehensive customer support
- Material and machine performance matched solutions
- Geographic footprint

11

WestRock

                 Value delivery modelexamples of Delivering Value to Our Customers  Lower Total CostBox on Demand® Systems  Grow SalesInnovative packaging design  Improve SustainabilityPlastic replacement solutions  Minimize RiskPackaging solutions    12

INNOVATIVE, SUSTAINABLE PAPER AND PACKAGING SOLUTIONS

INNOVATIVE MATERIALS

EnShield® Natural Kraft™



Non-poly ice cream


Ice Cream

Recyclable and compostable cup (NextGen winner)



Kraft bag



PACKAGE DESIGN

Cluster-Pak® beverage packs



EconoClip®


WestRock

Foodservice containers



Ecopush™



MACHINERY SOLUTIONS

Combo 1250 Machine



Meta® Duo



BoxSizer™



BROADEST PORTFOLIO OF DIFFERENTIATED PAPER GRADES AND PACKAGING SOLUTIONS ENGINEERED TO MEET DEMANDING END-USE REQUIREMENTS

- SBS
- CNK®
- CRB
- URB
- VIRGIN LINERBOARD / MEDIUM
- WHITE TOP LINERBOARD
- RECYCLED LINERBOARD / MEDIUM
- SEMI-CHEMICAL MEDIUM
- KRAFT PAPER

13

WestRock

SUSTAINABLE PACKAGING SOLUTIONS

PAK ON DEMAND™ POUCH SYSTEM



THE SOLUTION

An innovative, sustainable solution that creates custom, right-sized pouches and seals the package for shipments. Also provides a recyclable paperboard solution to replace plastic.

PLASTIC BUBBLE MAILERS → **PAK ON DEMAND POUCHES**



LOWER TOTAL COST

- Eliminates unnecessary void fill
- Reduces DIM weight and shipping charges through right-size package
- Increases pack efficiency and decreases labor costs

GROW SALES

- Increases efficiency to keep up with orders
- Improves consumer experience through sustainable packaging solution

IMPROVE SUSTAINABILITY

- Uses less fiber due to right-size packaging
- Creates a highly protective package that is recyclable

MINIMIZE RISK

- Increases productivity through innovative automation solution
- Creates custom pouches through 3D scan of products on a conveyor

14

WestRock

SUSTAINABLE PACKAGING SOLUTIONS

SANTA MONICA SEAFOOD COMPANY

THE CHALLENGE

Create a sustainable corrugated shipping container that eliminates the use of non-recyclable gel packs for cold-chain stability.

THE SOLUTION

Created InsulShield, a metPET (metalized polyester) laminated corrugated package that replaced the non-recyclable plastic, five-panel container that required non-recyclable gel ice packets.

The new WestRock package is sustainable and maintains temperature control of the product throughout the supply chain. This package, coupled with a WestRock machinery solution, also lowered overall labor costs for this customer.



SANTA MONICA SEAFOOD



WestRock Tray Former – Model TF4430

LOWER TOTAL COST

- Reduces cost of each container by nearly 50%
- Improves production speed and provides labor efficiencies

GROW SALES

- Provides ease of use; appeal of sustainable packaging builds brand value

IMPROVE SUSTAINABILITY

- Removes plastic packaging from the supply chain

MINIMIZE RISK

- Streamlined internal production and provided stable temperature control throughout customer's supply chain

15

WestRock

 16  Corrugated Packaging

CORRUGATED PACKAGING SEGMENT OVERVIEW

KEY METRICS & OPERATIONAL STATISTICS

FY19 SEGMENT SALES

$11.8 Billion

19 mills

130+ converting facilities

2 machinery solutions

FY19 ADJ. SEGMENT EBITDA MARGIN[1]

20.8%

11.8 million tons mill capacity

FINANCIAL PERFORMANCE

($ IN BILLIONS)	FY19	FY18
Segment Sales	$11.8	$9.2
Adj. Segment Income[1]	$1.5	$1.3
Adj. Segment EBITDA[1]	$2.4	$2.0
Adj. Segment EBITDA Margin[1]	20.8%	22.1%
North American Adj. Segment EBITDA Margin[1]	21.9%	21.8%

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
Note: All financial performance values are aligned to include merchandising displays and exclude recycle sales consistent with fiscal 2019 presentation.

KEY DIFFERENTIATORS

- Broad range of solutions to serve diverse end-markets
- Targeting emerging consumer trends
  - E-commerce
  - Shelf-ready packaging
  - Fast and fresh
  - Brand revitalization
- Broad suite of automated packaging systems
- Well-positioned in attractive and growing packaging markets in Mexico and Brazil

BROAD PORTFOLIO OF DIFFERENTIATED PRODUCTS AND SOLUTIONS

- Corrugated containers to protect, ship, store, and display products
- Foodservice containers
- Automated Packaging Systems
- “Box on Demand” systems
- BoxSizer™
- Pak On Demand™ Pouch System
- Coated and uncoated white top linerboard
- Solid bleached linerboard
- Virgin and recycled linerboard
- Corrugated medium
- Kraft paper
- Pulp (fluff pulp, bleached and unbleached market pulp)
- Merchandising displays

17

WestRock

CORRUGATED PACKAGING SERVES DIVERSE END-MARKETS



DIVERSE END-MARKETS DRIVING SUSTAINABLE GROWTH THROUGHOUT THE ECONOMIC CYCLE


BEVERAGE + OTHER 4%
DAIRY 4%
PROTEIN 8%
BAKERY 8%
AGRICULTURAL/ PRODUCE 9%
PIZZA 11%
INDUSTRIAL 12%
RETAIL/E-COMMERCE 15%
PROCESSED FOODS 15%
DISTRIBUTION + PAPER 14%
WESTROCK SHIPMENTS BY END MARKET(1)

1) Represents WestRock trailing twelve months Q1 FY20 sales of corrugated containers excluding KapStone.

18

 Global Corrugated Packaging Operations and Locations                                                      177North America  17 mills130 converting1 Machinery Solutions19 Recycling10 Other Locations    6South America  1 Mill5 converting    2Asia-Pacific  1 Mill1 converting    1Europe  1 Machinery Solutions  19  million annual tons of capacity  11.8  >100  billion square feet of converted products per year  Approx.

DEMONSTRATED SIGNIFICANT GROWTH IN N.A. CORRUGATED PACKAGING ADJUSTED SEGMENT EBITDA MARGINS(1)

- Focus on strategic M&A
- Lean Six Sigma programs
- Improved price realization
- Network optimization
- Footprint consolidation
- Investments to improve operational efficiencies



WESTROCK NORTH AMERICAN CORRUGATED PACKAGING ADJUSTED EBITDA MARGINS(1)
+440 BASIS POINT IMPROVEMENT
17.5%
21.9%
FY16(2)
FY19

1) Non-GAAP Financial Measure. See reconciliations in the Appendix.
2) FY16 North American Corrugated Adjusted Segment EBITDA margin has been recast to account for the move of the displays business from the Consumer Packaging segment to the Corrugated Packaging segment.

20

WestRock

WESTROCK DRIVING BOX SHIPMENT GROWTH AND EBITDA IMPROVEMENT

- Consistently focusing on quality, performance, on-time delivery and service to our customers
- Driving value through differentiated portfolio and innovative solutions
  - Unparalleled machinery and automation platform; approximately 35% of our corrugated container sales are to customers that use our machinery and automation
  - Design and engineering capabilities that meet customers' protection, branding, performance and sustainability requirements with the lightest weight and optimal fiber mix
  - Scale, assets and enterprise portfolio that meet local, national and global customers' needs
- Solving critical customer challenges through innovation, supply chain optimization, sustainability, e-commerce, shelf-ready and retail-ready packaging solutions

WESTROCK NORTH AMERICAN CORRUGATED CONTAINERS PER SHIPPING DAY (MMSF)



390
370
350
330
310
290
270
250
FY16
FY17
FY18
FY19

NORTH AMERICAN CORRUGATED ADJUSTED SEGMENT EBITDA MARGIN(1)

FY16	FY17	FY18	FY19
17.5%	17.3%	21.8%	21.9%

1) FY16-FY18 North American Corrugated Adjusted Segment EBITDA margins have been recast to account for the move of the displays business from the Consumer Packaging segment to the Corrugated Packaging segment. Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

21

WestRock

 22  Consumer Packaging

CONSUMER PACKAGING SEGMENT OVERVIEW

KEY METRICS & OPERATIONAL STATISTICS

FY19 SEGMENT SALES
$6.6 Billion



13 mills
100+ converting facilities
2 machinery solutions

FY19 ADJ. SEGMENT EBITDA MARGIN[1]
14.3%



4.2 million tons mill capacity

FINANCIAL PERFORMANCE

	FY19	FY18
Segment Sales	$6.6B	$6.6B
Adj. Segment Income[1]	$393M	$431M
Adj. Segment EBITDA[1]	$944M	$977M
Adj. Segment EBITDA Margin[1]	14.3%	14.8%

KEY DIFFERENTIATORS

- Broadest grade mix in the industry (SBS, CNK®, CRB and URB)
- Innovation in substrates, packaging design and machinery solutions
- Broad suite of automated packaging systems
- Extensive converting network with global scale

BROAD PORTFOLIO OF DIFFERENTIATED PRODUCTS AND SOLUTIONS

- Solid bleached sulfate (SBS)
- Coated natural kraft (CNK®)
- Coated recycled board (CRB)
- Uncoated recycled board (URB)
- Packaging machinery
- Premium folding cartons
- Beverage carriers
- Express mail envelopes
- Labels and inserts
- Solid fiber and corrugated partitions
- Die-cut paperboard

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

23

WestRock

CONSUMER PACKAGING SERVES DIVERSE END-MARKETS



DIVERSE END-MARKETS DRIVING SUSTAINABLE GROWTH THROUGHOUT THE ECONOMIC CYCLE



OTHER 9%
LIQUID PACKAGING 3%
TOBACCO 5%
COMMERCIAL PRINT 6%
BEAUTY + COSMETICS 7%
FOODSERVICE 11%
HEALTHCARE 13%
RETAIL FOOD 26%
BEVERAGE 20%
WESTROCK SHIPMENTS BY END MARKET(1)

1) Represents WestRock trailing twelve month Q1 FY20 Consumer Packaging segment sales.

WestRock

24

 Global Consumer Packaging Operations and Locations  million annual tons of capacity  4.2  >43  billion square feet of converted products per year                                                      75North America  13 mills61 converting1 Machinery Solutions    2South America  2 converting    5Asia-Pacific  5 converting    39Europe  38 converting1 Machinery Solutions  Approx.  25

       WestRock’s Fiber-based Packaging Replacing Plastic        $55 million  $10 million  $30 million  $20 million  Annual Run-rate of Incremental Sales  Achieved more than $115 million in annual run-rate sales since July 2018 with our consumer, corrugated and machinery solutions(1)Current addressable market estimated to exceed $5 billion and is expanding across multiple end markets as consumers demand more sustainable packaging     FOOD & FOODSERVICE    beverage    Retail & e-commerce    Consumer & healthcare  26  As of December 31, 2019.

 27  Financial overview

DRIVING SIGNIFICANT GROWTH AND STRONG RETURNS

STOCK PERFORMANCE
(JANUARY 2000 TO PRESENT)


$100
$10
6.48
$1
2000
2003
2006
2009
2012
2015
2018
WestRock
S&P 500
$34.86
TSR[1]:
+11.2%
TSR[1]:
+5.9%

REVENUE GROWTH (CAGR OF 14%)
DRIVEN THROUGH M&A AND ORGANICALLY


($ in billions)
$1.4
$2.1
$2.8
$9.2
$14.9
$16.3
$18.3
FY00
FY06
FY09
FY12
FY17
FY18
FY19
Gulf States
2005
2008
Smurfit-Stone
2011
Merger with
MWV
2015
KAPSTONE
2018(2)

1) Total stockholder return (includes impact of dividends and stock splits). Includes WestRock predecessor—RockTenn performance.
2) KapStone acquisition completed in Q1 FY19. Note: S&P 500 performance relative to WestRock starting stock price. Source: FactSet and Wall Street research.

28

WestRock

MULTIPLE SOURCES OF VALUE CREATION

PORTFOLIO ACTIONS

- Spun off Ingevity
- Sold Home, Health and Beauty business
- Monetization of Land & Development nearly complete
- Completed 19 acquisitions / investments
  - Increased vertical integration
  - Expanded end market and geographic reach
  - Provided meaningful synergy opportunities
- Innovating to provide differentiated solutions to our customers
- Leveraging broad product portfolio to increase our cross-selling opportunities

OPERATIONAL IMPROVEMENTS

- Generated more than $1.2 billion of productivity[1]
- North American Corrugated Packaging Adjusted Segment EBITDA Margin improved from 17.5% in FY16 to 21.9% in FY19[2]
- Invested $4.5 billion in capital to maintain and transform our system
  - Strategic capital project investments nearly complete with approximately $800 million of $1 billion invested
  - Strategic capital projects expected to generate $240 million in incremental EBITDA
- On track to achieve more than $200 million in KapStone synergies by end of FY21
- Reduced costs
  - Have closed approximately 50 facilities
  - Announced Charleston mill reconfiguration
  - Closed Uncasville, Coshocton and Newberg mills

RETURNING CAPITAL TO STOCKHOLDERS

- Adjusted Free Cash Flow exceeded $1 billion each year since FY16[2]
- Returned $3 billion to stockholders
  - $1 billion of share repurchases
  - $1.9 billion in dividends
- Consistent track record of growing dividend
- Committed to debt reduction; target leverage ratio of 2.25x to 2.50x

1) $1.2 billion of productivity generated since the July 1, 2015 inception of WestRock through Q1 FY20.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

29

WestRock

TRACK RECORD OF EFFECTIVE CAPITAL DEPLOYMENT

CAPITAL ALLOCATED SINCE JULY 2015(1)

$13.4 BILLION OF CAPITAL DEPLOYED SINCE FORMATION OF WESTROCK(1)

$5.9 BILLION — MERGERS + ACQUISITIONS

ACQUISITIONS:
- SP Fiber
- Cenveo Packaging
- Star Pizza
- MPS
- U.S. Corrugated
- Island Container
- Hannapak
- Plymouth Packaging
- Schlüter Print Pharma
- KapStone
- Linkx
- UBS

JOINT VENTURE:
- Grupo Gondi

DIVESTITURES:
- L&D monetization
- HH&B
- ArborGen JV

$4.5 BILLION — CAPITAL EXPENDITURES

Expect to invest ~$1.1 billion in FY20



TRES BARRAS
FLORENCE
~$300 MILLION STRATEGIC CAPITAL
FY20 CAPEX
$0.8 BILLION BASE CAPITAL (MAINTENANCE & RETURN GENERATING)

$1.9 BILLION — DIVIDENDS

Annual dividend per share has increased 24% since the merger



($ PER SHARE)
$1.50
$1.60
$1.72
$1.82
$1.86
FY16
FY17
FY18
FY19
FY20E

$1.0 BILLION — SHARE REPURCHASES

Returned $89 million to stockholders in FY19 through share repurchases



($ IN MILLIONS)
$328
$335
$93
$195
$89
Q4 FY15
FY16
FY17
FY18
FY19

1) As of December 31, 2019.

30

WestRock

 Strategic Capital Projects Driving Earnings Improvement   APPROXIMATELY $1 BILLION OF STRATEGIC INVESTMENT EXPECTED TO GENERATE $240 MILLION IN ANNUALIZED EBITDA      Decreasing Investments as Strategic Projects are Completed  $175 Million  $685 Million  $985 Million  $1 Billion    Mahrt mill curtain coater    Porto Feliz plant    Florence mill  31

SUCCESSFULLY INTEGRATING KAPSTONE

EXPECT TO REALIZE MORE THAN $200 MILLION IN KAPSTONE **RUN-RATE SYNERGIES** BY END OF FY21



$ IN MILLIONS
$90
$110
$160
$200+
FY19
Q1 FY20
FY20E
FY21E

KAPSTONE INTEGRATION UPDATE

- SG&A reduction largely complete
- Sourcing synergies realized
- IT application integration underway
- Consolidated four converting plants
- Announced North Charleston mill reconfiguration
  - Reduced annual linerboard capacity by 288,000 tons
  - Expect to reduce annual costs by approx. $40 million by end of calendar year 2020
- Estimated ongoing annual maintenance and return generating capital investments of approximately $100 million

32

WestRock

                 The Case for WESTROCK  We have the #1 or #2 positions in paper and packaging markets with customers that value differentiation to grow sales and reduce their total costs  Our commercial approach, KapStone synergies and strategic capital projects are levers unique to WestRock  We create customized value-added solutions using the broadest portfolio of paper and packaging products  Adjusted Free Cash Flow exceeded $1 billion each year since FY16(1); focused on debt reduction and returning to our target leverage range of 2.25x to 2.50x  33  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix. Adjusted Free Cash Flow equals net cash provided by operating activities minus capital expenditures plus cash restructuring and other costs, net of tax.    WE ARE A LEADER IN ATTRACTIVE MARKETS    We Provide a Winning Value Proposition    We have multiple levers to improve results    We Generate Strong Cash Flows

 A Proven Model that Creates Value  Paper and packaging are attractive businesses where scale, differentiation and sustainability matter.  Proven business model with track record of success and value creation  Margin expansion and deployment of capital provide the opportunity to grow earnings and operating cash flow.   WestRock is building a paper and packaging leader with a differentiated strategy and capabilities to generate attractive returns over the long term.                Our Comprehensive Paper and Packaging Portfolio  Disciplined Capital Allocation  A Solid Track Record of Execution      34

 Appendix  35

 Non-GAAP Financial Measures  Adjusted Operating Cash Flow and Adjusted Free Cash FlowWe use the non-GAAP financial measures “adjusted operating cash flow” and “adjusted free cash flow” because we believe these measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because they exclude restructuring and other costs, net of tax, that we believe are not indicative of our ongoing operating results. While these measures are similar to adjusted free cash flow, we believe they provide greater comparability across periods when capital expenditures are changing since they exclude an adjustment for capital expenditures. We believe adjusted free cash flow is also a useful measure as it reflects our cash flow inclusive of capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Adjusted Segment EBITDA and Adjusted Segment EBITDA MarginsWe use the non-GAAP financial measures “adjusted segment EBITDA” and “adjusted segment EBITDA margins”, along with other factors, to evaluate our segment performance against our peers. We believe that investors use these measures to evaluate our performance relative to our peers. We calculate adjusted segment EBITDA for each segment by adding that segment’s adjusted segment income to its depreciation, depletion and amortization. We calculate adjusted segment EBITDA margin for each segment by dividing that segment’s adjusted segment EBITDA by its adjusted segment sales. Leverage Ratio and Net Leverage RatioWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe investors use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of December 31, 2019, our leverage ratio was 3.06 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define net leverage ratio as the product of our Total Funded Debt minus cash and cash equivalents divided by our Credit Agreement EBITDA. As of December 31, 2019, our net leverage ratio was 3.01 times. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.  36

KEY COMMODITY ANNUAL CONSUMPTION VOLUMES

Approx. FY20 Annual Consumption Volumes

Commodity Category	Volume
Recycled Fiber (tons millions)	5.7
Wood (tons millions)	42
Natural Gas (MMBTU)	84
Electricity (kwh billions)	6.5
Polyethylene (lbs millions)	53
Caustic Soda (tons thousands)	247
Starch (lbs millions)	590

Sensitivity Analysis

Category	Increase in Spot Price	Approx. Annual EPS Impact
Recycled Fiber (tons millions)	+$10.00 / ton	($0.16)
Natural Gas (MMBTU)	+$0.25 / MMBTU	($0.06)
FX Translation Impact	+10% USD Appreciation	($0.06)

WestRock

37

38  Shipment Data  Includes 59 days of KapStone.Combined North America, Brazil and India shipments.

 39  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales.

 40  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Victory Packaging and India corrugated operations.

 41  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.

 42  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Recycling and India corrugated operations.

 43  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.

 44  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Recycling and India corrugated operations.

 45  Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income(1)  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.  Segment EBITDA Margins are calculated using Segment / Net sales, Corrugated Packaging and Consumer Packaging Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales; the Consolidated Adjusted Segment EBITDA Margin is calculated using Segment / Net sales less Recycling sales.

 46  Corrugated Packaging Adjusted Segment EBITDA(1)  Segment EBITDA Margins are calculated using Segment sales and Adjusted Segment EBITDA Margins are calculated using Adjusted Segment Sales.The “Other” column includes our Recycling and India corrugated operations.

 47  Reconciliation of Net Income to Adjusted Segment EBITDA  Schedule adds back expense or subtracts income for certain financial statement and segment footnote items to compute segment income, Segment EBITDA and Adjusted Segment EBITDA.

 48  Reconciliation of Adjusted Free Cash Flow

 49  LTM Credit Agreement EBITDA  Total Debt, Funded Debt and Leverage Ratio  Additional Permitted Charges includes among other items, $149 million of restructuring and other costs.